UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December  20, 2010

                           China Complant Group Inc

(Exact Name of Small Business Issuer in its Charter)

Nevada	6770	27-4052171
(State of Incorporation)	(Primary Standard Classification Code)	(IRS Employer ID No.)

665 Ellsworth Avenue, Connecticut, 06511

      Tel: (203) 844-0809

(Address and Telephone Number of Registrant's Principal Place of Business)

FANGXING HOLDING INC

  (Former name or former address, if changed since last report)

                           Send all correspondence to:

                           ---------------------------

Andrew Chien, SEC file Agency

665 Ellsworth Avenue

New Haven, CT 06511

Tel:  (203) 844-0809

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________________________________________

Item 1.01 Entering into a Material Definitive Agreement.

On December 17, 2010, Andrew Chien, the sole shareholder of FangXing Inc., entered a share exchange agreement with an entrepreneur JianXun Si.   Pursuant to the Agreement, Andrew Chien will transfer FangXing Inc’s 24,250,000 shares of the common stock, which represents 97 % of our issued and outstanding shares to JianXun Si in consideration of $50,000 in cash, which will be paid in several installations.

The description of the material terms of the aforementioned Agreement included in Items 5.01 and 5.02 of this Form 8-K is incorporated by reference into this Item.

Item 5.01 Change in Control of Registrant.

      On December 17, 2010, Andrew Chien, the sole shareholder of FangXing Inc., will transfer FangXing Inc’s 24,250,000 shares of the common stock, which represents 97 % of our issued and outstanding shares to JianXun Si in consideration of $50,000 in cash. After the transaction, JianXun Si will control 97% of the voting interests of this company.

     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     In addition, except as modified by the statements contained in this report, the statements and information included in the Company’s Form 10 General Form for Registration of Securities filed with the U.S. Securities and Exchange Commission on October 20, 2010, and as amended on November 29, 2010 and December 14, 2010, are incorporated by reference into this Item.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers.

     On December 20, 2010, Andrew Chien resigned as the Company’s President, Treasury, Secretary and Director. JianXun Si will appoint as Chairman and President of the Company.

     JianXun Si, 46, Founder, Chairman and President, Senior Engineer, of  Henan Complant Group Inc., ZhengZhou, Henan, PRC.  He Graduated from Zhenzhou Electronic-Mechanical High Vocational School in July 1987, then employed as the manufacturing technician in Keifeng Air Separator Group until April 1999. After that he became an entrepreneur, later established Henan Complant in November 2001. From 2002 to 2004, he was trained in the MBA program of Qinghua University China.

Item 8.01 Other Events

     On December 20, 2010, the Board of Directors made decision to change the name of the company to: China Complant Group Inc.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

10.1 Share Purchase Agreement between Andrew Chien and JianXun Si, dated December 17, 2010

99.1 Letter of resignation –

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 21, 2010	China Complant Group Inc. (Registrant)

                                       /s/ JianXun Si _______

                                       JianXun Si, Chairman

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